UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Symmetry Medical Inc.

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On September 5, 2014, Symmetry Medical Inc. (the “Company”) issued a press release announcing receipt of the Hart-Scott-Rodino clearance and the initial filing of the Symmetry Surgical Inc. registration statement on Form S-4, both in connection with the Company’s sale of its OEM Solutions business to Tecomet Inc. Also on September 5, 2014, the Company made available an updated investor presentation. Copies of the press release and updated investor presentation are set forth below.

PRESS RELEASE

Contact: Symmetry Medical Inc. Fred L. Hite Senior Vice President Chief Financial Officer (574) 371-2218	Investors: The Ruth Group Zack Kubow (646) 536-7020 zkubow@theruthgroup.com

Symmetry Medical Receives Hart-Scott-Rodino Clearance

Files Initial Symmetry Surgical Registration Statement on Form S-4 with SEC

Warsaw, Indiana, September 5, 2014 – Symmetry Medical Inc. (NYSE: SMA), a leading global source of innovative medical device solutions, including surgical instruments, orthopedic implants, and sterilization cases and trays, announced today the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (HSR) for its definitive agreement to sell its OEM Solutions business to Tecomet. Concurrent with the sale of the OEM Solutions business, Symmetry Medical Inc.’s shareholders will receive ownership in a new public company that will spin out at the closing and hold the Symmetry Surgical business.

The closing of the transaction is also subject to other customary closing conditions, including the effectiveness of Symmetry's Registration Statement on Form S-4, which was initially filed with the Securities and Exchange Commission on September 5, 2014, registration and listing of Symmetry Surgical’s common stock, and final approval by the Company's shareholders. Subject to the satisfaction of these other conditions, the transaction is expected to close by the end of 2014.

There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed. Symmetry Medical does not intend to provide regular updates on its progress regarding this transaction, but will announce completion of the transaction and will make such other disclosures as required by applicable law.

About Symmetry Medical Inc.

Symmetry Medical Inc. is a leading global source of innovative medical device solutions, including surgical instruments, orthopedic implants, and sterilization cases and trays. The Company’s thousands of Teammates provide design, development and worldwide production capabilities for these products to customers in the orthopedic industry, other medical device markets, and specialized non-healthcare markets. Symmetry’s trusted reputation and brands, broad Intellectual Property portfolio and commitment to innovation enable it to collaborate with hundreds of global medical device manufacturers as well as thousands of hospitals to provide solutions for today’s needs and tomorrow’s growth.

Forward Looking Statements

Statements in this press release regarding Symmetry Medical Inc.'s business and the planned separation of the Symmetry Surgical business, which are not historical facts may be "forward-looking statements" that involve risks and uncertainties, within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictive in nature and are frequently identified by the use of terms such as "may," "might," "will," "should," "expect," "believe," "anticipate," "plan," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such predictive statements are not guarantees of future performance, and actual outcomes and results could differ materially from our current expectations. We refer you to the "Risk Factors" and "Forward Looking-Statements" sections in Symmetry Medical Inc.’s most recent Annual Report on Form 10-K and in the preliminary joint proxy statement/prospectus filed by Symmetry Medical Inc. and the preliminary joint proxy statement/prospectus contained in Symmetry Surgical Inc.’s Registration Statement on Form S-4, in each case filed with the Securities and Exchange Commission as well as Symmetry Medical’s and Symmetry Surgical’s other filings with the SEC, which are available on the SEC's Web site at www.sec.gov.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between Symmetry Medical Inc. and Tecomet Inc. will be submitted to the stockholders of Symmetry Medical Inc. for their consideration. Symmetry Medical Inc. has filed a preliminary joint proxy statement/prospectus with the SEC and expects to file a definitive joint proxy statement/prospectus on Schedule 14A, Symmetry Surgical Inc. has filed a Registration Statement on Form S-4 containing the preliminary joint proxy statement/prospectus, and Symmetry Medical, Inc. and Symmetry Surgical, Inc.plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SYMMETRY MEDICAL INC. ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the preliminary joint proxy statement/prospectus and other documents containing important information about Symmetry Medical, Inc., Symmetry Surgical and Tecomet (including the definitive joint proxy statement/prospectus), once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Symmetry Medical Inc. and Symmetry Surgical Inc. when and if available, can be obtained free of charge on Symmetry Medical’s website at www.symmetrymedical.com or by directing a written request to Symmetry Medical Inc., 3724 North State Road 15, Warsaw, Indiana 46582, Attention: Investor Relations.

Symmetry Medical Inc. and certain of its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Symmetry Medical Inc. in connection with the proposed transaction. Information about the directors and executive officers of Symmetry Medical Inc. is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 10, 2014 and the definitive proxy statement filed with the SEC on March 14, 2014 and the preliminary joint proxy statement/prospectus filed with the SEC on September 5, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation may also be included in the definitive joint proxy statement/prospectus and other relevant materials when and if filed with the SEC in connection with the proposed transaction.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Farm Design, Inc. Prepared for Symmetry Medical 2Q ‘14 Investor Presentation and Proposed Acquisition of Symmetry Medical OEM Solutions and Creation of a Standalone Symmetry Surgical Updated September 5, 2014

Farm Design, Inc. Prepared for Symmetry Medical Disclaimer / Forward Looking Statements Forward Looking Statements Statements in this press release regarding Symmetry Medical Inc.'s business and the planned separation of the Symmetry Surgical business, which are not historical facts may be "forward-looking statements" that involve risks and uncertainties, within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictive in nature and are frequently identified by the use of terms such as "may," "might," "will," "should," "expect," "believe," "anticipate," "plan," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such predictive statements are not guarantees of future performance, and actual outcomes and results could differ materially from our current expectations. We refer you to the "Risk Factors" and "Forward Looking-Statements" sections in Symmetry Medical Inc.’s most recent Annual Report on Form 10-K and in the preliminary joint proxy statement/prospectus filed by Symmetry Medical Inc. and the preliminary joint proxy statement/prospectus contained in Symmetry Surgical Inc.’s Registration Statement on Form S-4, in each case filed with the Securities and Exchange Commission as well as Symmetry Medical’s and Symmetry Surgical’sother filings with the SEC, which are available on the SEC's Web site at www.sec.gov. Page 2

Farm Design, Inc. Prepared for Symmetry Medical Disclaimer / Forward Looking Statements Additional Information and Where To Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between Symmetry Medical Inc. and TecometInc. will be submitted to the stockholders of Symmetry Medical Inc. for their consideration. Symmetry Medical Inc. has filed a preliminary joint proxy statement/prospectus with the SEC and expects to file a definitive joint proxy statement/prospectus on Schedule 14A, Symmetry Surgical Inc. has filed a Registration Statement on Form S-4 containing the preliminary joint proxy statement/prospectus, and Symmetry Medical, Inc. and Symmetry Surgical, Inc. plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SYMMETRY MEDICAL INC. ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the preliminary joint proxy statement/prospectus and other documents containing important information about Symmetry Medical, Inc., Symmetry Surgical and Tecomet(including the definitive joint proxy statement/prospectus), once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Symmetry Medical Inc. and Symmetry Surgical Inc. when and if available, can be obtained free of charge on Symmetry Medical’s website at www.symmetrymedical.comor by directing a written request to Symmetry Medical Inc., 3724 North State Road 15, Warsaw, Indiana 46582, Attention: Investor Relations. Symmetry Medical Inc. and certain of its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Symmetry Medical Inc. in connection with the proposed transaction. Information about the directors and executive officers of Symmetry Medical Inc. is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 10, 2014 and the definitive proxy statement filed with the SEC on March 14, 2014 and the preliminary joint proxy statement/prospectus filed with the SEC on September 5, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitationmay also be included in the definitive joint proxy statement/prospectus and other relevant materials when and if filed with the SEC in connection with the proposed transaction. Page 3

Farm Design, Inc. Prepared for Symmetry Medical Disclaimer / Forward Looking Statements No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Page 4

Farm Design, Inc. Prepared for Symmetry Medical As Adjusted Non-GAAP Measures Page 5 The as adjusted* measures, including adjusted operating income, net income and EPS, shown in this release exclude the impact of amortization of intangible assets and debt issuance costs, asset impairment charges, the net gain on insurance proceeds received, unrealized foreign currency impact on an intercompany loan, stock compensation expense, acquisition related costs, facility closure and severance costs, product recall costs and loss on debt extinguishment. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included after the financial information included in this presentation.These measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies.Management believes these non-GAAP measures improve management's and investors' ability to better compare the company's ongoing financial performance between periods and with other companies.

Farm Design, Inc. Prepared for Symmetry Medical Presenters & Agenda ThomasJ. Sullivan President & Chief Executive Officer of Symmetry Medical, Inc. Chief Executive Officer Designate of Symmetry Surgical, Inc. Fred L. Hite Senior Vice President & Chief Financial Officer of Symmetry Medical, Inc. Chief Financial Officer Designate of Symmetry Surgical, Inc. Page 6 Agenda 2Q14 Results ProposedTransaction Overview Benefits Timetable Symmetry Surgical “Spinco” Summary Questions & Answers

Farm Design, Inc. Prepared for Symmetry Medical Second Quarter 2014 Financial Results

Farm Design, Inc. Prepared for Symmetry Medical Financial Performance –Q2 ’14 vs. Prior Year 1 Q2 ’14 Q2 ’13 Growth Revenue $101.3 $99.0 2% Gross Profit 28.2 26.6 6% Gross Margin 27.8% 26.9% +0.9% pts Asset Impairment $10.5 $0.0 Unfav Operating Income ($2.6) $7.1 Unfav Net Income, from continuing operations ($2.6) $1.5 Unfav Loss from discontinued operations, net of tax ($3.9) ($0.3) Unfav Net Income ($6.6) $1.2 Unfav EPS from continuing operations ($0.07) $0.04 Unfav EPS from continuing ops, As Adjusted 2 $0.17 $0.10 70% $Mil Notes: 1 Financials updated for Clamonta Discontinued Ops 2 See GAAP to Non GAAP Reconciliation Slide 15 Page 8

Farm Design, Inc. Prepared for Symmetry Medical Q2 ’14 Q1 ’14 Growth Revenue $101.3 $96.9 5% Gross Profit 28.2 23.7 19% Gross Margin 27.8% 24.5% +3.3% pts Asset Impairment $10.5 $0.0 Unfav Operating Income ($2.6) $5.0 Unfav Net Income, from continuing operations ($2.6) $1.4 Unfav Loss from discontinued operations, net of tax ($3.9) ($0.1) Unfav Net Income ($6.6) $1.3 Unfav EPS from continuing operations ($0.07) $0.04 Unfav EPS from continuing ops, As Adjusted 2 $0.17 $0.09 89% Financial Performance –Q2 ’14 vs. Q1 ’14 1 $Mil Page 9 Notes: 1 Financials updated for Clamonta Discontinued Ops 2 See GAAP to Non GAAP Reconciliation Slide 15

Farm Design, Inc. Prepared for Symmetry Medical Financial Performance –As Adjusted 1 Notes: 1 Financials updated for Clamonta Discontinued Ops 2 See GAAP to Non GAAP Reconciliation Slide 15 *Operating income excludes charges for amortization of intangible assets, stock compensation expense, acquisition related costs, asset impairment, facility closure and severance and product recall related costs and includes net gain on insurance proceeds received. **Income from continuing operations represents Operating Income excluding unrealized foreign currency impact on intercompany debt, amortization of debt issuance costs, and loss on debt extinguishment. Page 10 (in millions, except per share data) 2014 2013 Change 2Q'14 1Q'14 Change Revenue 101.3$ 99.0$ 2% 101.3$ 96.9$ 5% Operating income (loss) (2.6) 7.1 -137% (2.6) 5.0 -152% Income (loss) from continuing operations (2.6) 1.5 -273% (2.6) 1.4 -286% EPS from continuing operations (0.07)$ 0.04$ -275% (0.07)$ 0.04$ -275% As Adjusted Non-GAAP* Operating income* 11.9$ 10.0$ 19% 11.9$ 7.6$ 57% Income from continuing operations** 6.4 3.8 68% 6.4 3.4 88% EPS from continuing operations** 0.17$ 0.10$ 70% 0.17$ 0.09$ 89% Second Quarter Vs Prior Quarter

Farm Design, Inc. Prepared for Symmetry Medical OEM Solutions Segment Results •Instruments –relatively stable capital spending environment from OEM customers •Implants –in-line with the procedural growth rate •Cases –on track for full-year outlook of flat performance y/y •Other –aerospace customers served from Lansing, MI and Sheffield, UK facilities •Improvements in Gross Margin consistent with the 100 basis point goal of the Symmetry Business System •FDA conducted a QSIT multi-day inspection of Sheffield, U.K. Facility –resulted in positive review with no Form 483 observations Page 11 (in millions) Second Quarter Vs Prior Quarter Revenue by Product: by Segment 2014 2013 Change 2Q'14 1Q'14Change OEM Solutions Revenue Instruments $ 29.8 $ 28.1 6% $ 29.8 $ 28.9 3% Implants 29.4 28.1 5% 29.4 28.4 4% Cases 17.3 17.1 1% 17.3 15.7 10% Other 4.4 3.4 29% 4.4 3.2 38% Total OEM Solutions Revenue $ 80.9 $ 76.7 5% $ 80.9 $ 76.2 6%

Farm Design, Inc. Prepared for Symmetry Medical Symmetry Surgical Segment Results Page 12 •Excluding the New Wave Surgical product line, revenue was down 5% y/y and up 5% sequentially •U.S. sales down 3% y/y and up 3% sequentially •International sales down 2% y/y and up 5% sequentially •Results included a one-time supplier payment associated with the early termination of the New Wave distribution agreement •FDA conducted a QSIT multi-day inspection of Symmetry Surgical headquarters –resulted in positive review with no Form 483 observations (in millions) 2014 2013 Change 2Q'14 1Q'14 Change Symmetry Surgical Revenue 20.4 22.3 -9% 20.4 20.7 -1% Vs Prior QuarterSecond Quarter

Farm Design, Inc. Prepared for Symmetry Medical Summary Capitalization 1 Q2’14 Q1’14 Cash and Cash Equivalents $17 $15 $200M Revolving Credit Facility $171 $178 $50M Term Loan ---- ---- $65M Mez ---- ---- Capital Lease Obligations $1 $1 Total Term Debt $172 $179 Shareholder’s Equity $281 $287 Total Capitalization $470 $481 Debt / Equity Ratio 61% 62% $Mil Page 13 Notes: 1 Financials updated for Clamonta Discontinued Ops

Farm Design, Inc. Prepared for Symmetry Medical Q2’14 Q1’14 Net Income ($6.6) $1.3 Depreciation 4.0 4.1 Amortization of intangibles 1.9 1.9 Amortization of debt issuance costs 0.2 0.3 Deferred Income Tax Provision (3.5) (0.1) Loss on sale of business 4.1 ----- Asset Impairment 10.5 ----- Accounts receivables (2.4) (5.1) Inventories (1.1) (0.6) Accounts payable 2.8 1.3 All other 2.9 1.8 Net cash provided by operating activities $12.8 $4.9 Purchase of property and equipment (net) ($3.7) ($2.5) Free Cash Flow $9.1 $2.4 Free Cash Flow 1 $Mil Page 14 Notes: 1 Financials updated for Clamonta Discontinued Ops

Farm Design, Inc. Prepared for Symmetry Medical GAAP to Non-GAAP Reconciliation 1 Page 15 Notes: 1 Financials updated for Clamonta Discontinued Ops June 28, March 29, June 29, 2014 2014 2013 Operating income (loss), as reported (2,576)$ 4,974$ 7,142$ Adjustments: Amortization of intangible assets 1,894 1,899 1,720 Stock compensation expense 960 834 292 Net gain on insurance proceeds received (1) (152) (402) - Transaction related costs 998 - 73 Asset impairment 10,500 - - Facility closure and severance 428 339 794 Product recall costs (118) - - 11,934$ 7,644$ 10,021$ Income (loss) from continuing operations, as reported (2,614)$ 1,395$ 1,495$ Adjustments: Amortization of intangible assets 1,231 1,234 1,118 Stock compensation expense 624 542 190 Net gain on insurance proceeds received (1) (152) (402) - Transaction related costs 649 - 47 Asset impairment 6,550 - - Facility closure and severance 278 220 516 Product recall costs (77) - - Unrealized foreign currency impact on intercompany loan (275) (74) - Amortization of debt issuance costs 147 188 409 Loss on debt extinguishment - 327 - 6,361$ 3,430$ 3,775$ (0.07)$ 0.04$ 0.04$ 0.24 0.05 0.06 0.17$ 0.09$ 0.10$ (1) Represents insurance proceeds received in excess of losses incurred Three Months Ended (In Thousands, Except Per Share Data) (unaudited) Operating income, as adjusted Income from continuing operations, as adjusted Earning per diluted share from continuing operations, as reported Impact of adjustments Earning per diluted share from continuing operations, as adjusted

Farm Design, Inc. Prepared for Symmetry Medical Transaction Overview

Farm Design, Inc. Prepared for Symmetry Medical Two Distinct Business Segments Looking to Grow Industry leading (1) orthopedic OEM supplier positioned to gain share in long-term growth segment •Global quality and regulatory systems •Customer innovation offered through Total Solutions™ collaborations •Competitive advantage from “one stop shopping”, global footprint with centralized processes, Symmetry Business System manufacturing, and proprietary products Strategic hospital direct medical device business •Complementary to core OEM Solutions competencies •Not competitive with OEM customers •Calling on surgeons, the OR, Materials Management, and Central Sterile •Direct sales force in the United States and a global distribution network •Diversified customer bases and accretive to company gross margin Resources to pursue growth opportunities and acquisitions in appropriate Medical Device OEM adjacencies and add to Symmetry Surgical portfolio Robust intellectual property portfolio and dedicated R&D team to drive future growth and margin expansion through innovation Market Leader OEM Solutions Symmetry Surgical Innovation Diversification Page 17 Source: (1) AvicenneReport 2012

Farm Design, Inc. Prepared for Symmetry Medical Hospital Direct Medical Device Customers •Surgery Centers •Academic Medical Centers •Community Hospitals Two Channels with Distinct Value and Growth Drivers OEM Solutions •Surgical Instruments •Orthopaedic Implants •Sterilization Cases & Trays •Product design & development Page 18

Farm Design, Inc. Prepared for Symmetry Medical Strategic Rationale • Recent transactions imply a risk of consolidation in OEM Solutions competitive market, increasing the need for Symmetry Medical to explore acquisitions -both in orthopedic implants and adjacent medical device categories -to maintain a leadership position • OEM Solutions customer consolidation could result in customer conflicts with Symmetry Surgical as a re-usable general surgical instrument company • Increasing interest in orthopedics and recent activity in the contract manufacturing sector •The OEM Solutions business would no longer be at a competitive disadvantage resulting from its position as the only public, substantially orthopedic OEM supplier in an industry with high customer concentration •Symmetry Surgical would be able to pursue a broader surgical instrument market to optimize our sales channels and cost structure without the financial limitations associated with our current capital structure or potential conflicts with OEM customers •The performance of the new independent public company will no longer be impacted by the volatility associated with capital spending by OEM customers •As a result of their receipt of shares of Symmetry Surgical, shareholders will have the opportunity to continue to participate in any future earnings or growth of the Symmetry Surgical Business and to benefit from any appreciation in the value of the Business, including improvements to the operations or as a standalone strategic asset with increased interest from strategic buyers Page 19

Farm Design, Inc. Prepared for Symmetry Medical Overview of Transaction •Symmetry Medical Inc. will separate its Symmetry Surgical Business into a new holding company and transfer pro rata the shares in that new holding company to Symmetry Medical Inc.’s shareholders. Simultaneously, Tecomet, a GenstarCapital portfolio company, will acquire Symmetry Medical Inc. (containing OEM Solutions, but excluding the Symmetry Surgical Business) for cash, payable to Symmetry Medical, Inc.’s shareholders •Shareholders will receive $7.50 in cash for each SMA share plus their pro rata ownership in Symmetry Surgical Inc., a newly traded public company •We expect that Shareholders will receive one share of Symmetry Surgical stock for every four shares of SMA stock - Symmetry Surgical will retain tax assets associated with previous asset acquisitions, transaction expenses, and transfer from Symmetry Medical, Inc. - Stock holders should consult their tax advisor regarding taxable nature of transfer •The Separation Agreement will provide Symmetry Surgical with business-specific intellectual property and appropriate access to all retained intellectual property •Symmetry Surgical will have a 5 year Supply Agreement w/ OEM Solutions/Tecomet •Subject to Hart-Scott-Rodinoclearance which was received September 3, 2014 •We expect to file a preliminary Proxy Statement in August and Symmetry Medical Inc. shareholder will vote on the merger at a stockholders meeting anticipated to be held in Q4 2014 Page 20

Farm Design, Inc. Prepared for Symmetry Medical Benefits to Shareholders •Sale of Symmetry Medical / OEM Solutions and “spin-off” of Symmetry Surgical in a tax efficient manner allows shareholders to capture a premium value for the OEM Solutions business and immediate liquidity while retaining upside in Symmetry Surgical •As an independent company, Symmetry Surgical will be able to pursue a broader surgical instrument market with fewer limitations enabling it to optimize its capabilities •Symmetry Surgical will be a focused surgical instrument company with a direct sales channel in the United States and distribution into over 100 countries worldwide •Symmetry Surgical will receive greater management attention to drive improved performance without the distraction of the larger, more complex OEM Solutions business •Post transaction supply agreements will provide Symmetry Surgical access to OEM Solutions manufacturing capabilities as required •With a strong balance sheet and lower debt ratio, Symmetry Surgical will be better positioned for acquisitions to drive growth and optimize its sales channels and cost structure Page 21

Farm Design, Inc. Prepared for Symmetry Medical Benefits to OEM Solutions Customers •A > $400 MM strategic supplier serving more than 450 customers world wide offering greater “one stop” capabilities in implants, instruments, and cases with more robust business continuity resources across Orthopedics (Hip, Knee, Extremity, Spine, Trauma), other medical device categories, and aerospace •A broader range of specific capabilities including casting, forging, machining, tool cutting, etching, thermoforming, metal forming, injection molding, coating, finishing, product development, customs management, assembly / kitting, sterile packaging, and contract inspection •Greater capabilities in implant manufacturing, the largest opportunity for increased customer need / outsourcing in the contract manufacturing space •Management solely focused on the needs of the OEM customer Page 22

Farm Design, Inc. Prepared for Symmetry Medical Benefits to Symmetry Surgical Customers •Animble, customer-centric company whose only focus is the surgical instrument market •A strategic focus on the clinical and economic value proposition of the day-to-day instruments found in Operating Rooms throughout the world •A 100+ year heritage brought to life in a three-years-young entrepreneurial business •A wide range of physician preference items and value lines to meet the needs of all sites of care •A very broad product portfolio complemented by a strong sourcing network to ensure that the product needed will be available •A growth oriented company willing to acquire and integrate new products and capabilities to enable customers to have “one-stop shopping” for their ongoing surgical instrument needs •A dedicated direct sales force in the United States to ensure that customers’ needs are met and a growing OUS Distributor network focused on local market needs Page 23

Farm Design, Inc. Prepared for Symmetry Medical Potential Timeline Event Timing Announcement August 4 th , 2014 File Preliminary Proxy Statement September 5, 2014 Shareholder Meeting to Vote 4Q2014 Close 4Q2014 Page 24

Farm Design, Inc. Prepared for Symmetry Medical Symmetry Surgical Standalone Business Overview Page 25

Farm Design, Inc. Prepared for Symmetry Medical introducing . . . Symmetry Surgical aspires to be the medical device company that is recognized for being customer centric and developing high-quality surgical instruments that respond to the needs of clinicians – making a real difference in the lives of patients and the economics of surgical care. Our goal, through organic growth and acquisition, is to create a $250 million revenue global medical device company with 50% gross margins and consistent cash flow generation. We are a three-years-young business with a combined 300 years of rich heritage created from the integration of: The surgical instrument portfolio acquired from Codman & Shurtleff, Inc Page 26

Farm Design, Inc. Prepared for Symmetry Medical •Symmetry Surgical, Inc., a Delaware Corporation headquartered in Nashville, TN with operations in Louisville, Kentucky; Tuttlingen, Germany ;and Schaffhausen, Switzerland •A global marketer and distributor of medical devices with limited manufacturing capability in the re-usable general surgical instruments category , now with a broader focus on the general surgery market •Products sold primarily to acute and non-acute healthcare facilities and sites of care in the United States and over 100 countries worldwide •Current products include a broad range of reusable stainless steel and titanium, hand-held re-usable general and specialty surgical instruments, single use instruments, electro-surgery instruments, retractor systems, and containers and sterilization devices •~175 Teammates worldwide •Strong foundation of owned and licensed intellectual property with ~87 issued patents, ~44 filed patents, and 50 issue or pending trademarks symmetry surgical Page 27

Farm Design, Inc. Prepared for Symmetry Medical symmetry surgical financial snapshot • Revenue -$89M • Operating Income -$5.6M (2) • Depreciation & Amortization -$6.1M • EBITDA -$11.7M (2) • Capital Expenditures –$0.9M Page 28 2013 Financial Information Updated S-4 / Proxy Financials • 2013 Adjusted EBITDA was $9,933 (a) which included $6,189 (a) of corporate charges • Planned cost reduction actions are projected to increase Adjusted EBITDA $3,173 (a) versus 2013 •2013 Adjusted EBITDA included ~$1,378 (a) of profit associated with an Alliance Partner Product which we no longer carry • Reflecting these two changes, 2013 Adjusted EBITDA would have been $11,729 (a) • The company retains significant tax benefits associated with prior asset acquisitions Revenue Summary (US$in M) Revenue Commentary • Continued progress positioning business for growth in U.S. and international markets • Sequential improvement with above market growth rates • Infrastructure in place to drive organic growth $19.5 $20.4 $18.0 $18.5 $19.0 $19.5 $20.0 $20.5 $21.0 $21.5 $22.0 $89.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2013 1Q:14 (1) 2Q:14 (1) 1Q:14 Revenue is adjusted for the loss of distribution rights for the alliance New Wave product line. (2) Excludes facility closure and severance costs of $0.7M and $20.1M of asset impairment charges. a) See Summary Combined Financial and Other Data as well as Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Symmetry Surgical on Form S-4 / Proxy filed 9/5/14.

Farm Design, Inc. Prepared for Symmetry Medical •2012 was the first year where all three businesses were operated as one •Actions have been taken throughout 2013 and 2014 to address transition issues domestically and abroad: -Established Symmetry Surgical brand -Engaged U.S. customers to conduct business with Symmetry Surgical -Harmonized U.S. sales force -Released comprehensive Symmetry Surgical catalog and training worldwide -Obtained OUS regulatory approvals for acquired products -Established and transitioned OUS distributors -Responded to competitive threats during transition period •Infrastructure in place to restore organic growth •Resources at both Corporate headquarters and Symmetry Surgical will be leveraged to improve the overall P&L actions taken to improve performance Page 29

Farm Design, Inc. Prepared for Symmetry Medical current market: re-usablesurgical instruments •The estimated $1 billion (1) re- usuable Surgical Instruments market in which we compete today is a small piece of the $18 billion (2) General Surgery Devices segment •Our current focus is in the Open Surgery Instruments, Electrosurgery, and MIS instruments sub-segments complemented by a presence in the Sterilization segment with our sterilization container offering •Key competitors include the Asculap Division of B. Braun, the V. Mueller Division of CareFusion, the Jarit Division of Integra Life Sciences, and Storz •Symmetry Surgical is estimated to have an ~8-9% share (3) of the re- usable Surgical Instruments market and is the fourth largest (4) competitor •Projected market growth rates of 1- 4% (5) Page 30 Source: (1) Internal estimates. (2) 2006 Frost & Sullivan estimate (3) & (4) & (5) Internal estimates

Farm Design, Inc. Prepared for Symmetry Medical alarger future market: surgical instruments •The broader surgical market includes the Minimally Invasive Surgical segment as well as surgical instruments found in other surgical interventions including Neuro, Robotics, Aesthetics, Uro- Gyno, Audiology, Ortho, and Ophthalmology •Key competitors continue to include divisions of B Braun, CareFusion, Integra Life Sciences, and Storz; but also smaller divisions or product lines of most major healthcare conglomerates. Increasing interest in the category is being shown by capital equipment companies •Symmetry Surgical would be uniquely attentive across the breadth of the surgical instrument market with a distinct clinical and health economic focus without the distraction of implant or other more regulatorily demanding, higher margin, product lines Treatment devices are a $247 B marketplace growing 5% per year. (1) The market opportunity for hand- held re-usable, disposable (single use), re-posablesurgical instruments, and complementary products cuts across the categories above and is estimated be $5 billion (2) with low to mid single digits growth (3) Page 31 Source: (1) 2012 Frost & Sullivan estimate. (2) BCC Research (3) Internal estimates

Farm Design, Inc. Prepared for Symmetry Medical •Surgical Specialties Arthroscopy Bariatric Colorectal Neurosurgery OB/Gyn Orthopedic Pediatrics Spine Thoracic Urology •Product Categories Open Surgery Minimally Invasive Surgery Energy Devices Retraction Central Sterile Containers Re-usable Single-use / Disposable Re-posable our portfolio & capabilities General Surgery Ophthalmology Otolaryngology / ENT Plastic / Reconstructive Peripheral Vascular, Cardiovascular, Neurovascular, Endovascular •Direct selling organization in the United States •Distributor network in 100+ countries •Innovation and Intellectual Property -~131 issued and pending patents and ~50 issued and pending trademarks •Global Facility Infrastructure -Global quality and procurement facility in Tuttlingen, Germany -Tax advantaged, global supply chain center in Schaffhausen, Switzerland -U.S. distribution from centrally located, Nashville, TN and manufacturing in Louisville, Kentucky •Experienced global quality and regulatory Team to enable worldwide product roll-out Page 32

Farm Design, Inc. Prepared for Symmetry Medical our competitive aspirations • A leading Global Medical Device Company recognized as customer-centric and brand-driven with a unique clinical and health economic focus on surgical instruments needed day-to- day in operating rooms, surgery centers, and future sites of carethat are not reimbursement specific • An attractive environment for our engaged Teammates that makes us an employer of choice • Recognized as a company who provides flawless quality and global regulatory registration and compliance • Long term customer loyalty through engaging customer experiences • Sustained profitable growth by launching new products, gaining share through our sales and professional education efforts, in-licensing new products and alliance products, and seamless integration of acquisitions . Be a recognized acquirer and integrator with the talent and infrastructure to drive benefits quickly • A responsive “STAT” Supply Chain that maximizes customer service and achieves competitive costs and cash flow generation • Nourish enduring brand health through continuous internal and external innovation Page 33

Farm Design, Inc. Prepared for Symmetry Medical symmetry surgical investment summary •A global medical device company with a unique clinical and health economic focus on surgical instruments needed day-to- day in operating rooms, surgery centers, and future sites of care that are not reimbursement specific •Able to compete in any aspect of the estimated $5 billion surgical instrument marketplace (1) –a market which follows overall macro trends in healthcare without reliance on any one surgical category dynamics or reimbursement trends •100+ years of heritage in a three-year-old company •Global infrastructure to support growth •A direct sales channel in the United States and distribution into over 100 countries worldwide •Resources to pursue growth strategies through internal innovation, licensing, and acquisition and integrate new products and companies into existing operations •A focused company dedicated to its marketplace and customers Page 34 Source: (1) BCC Research 2014

Farm Design, Inc. Prepared for Symmetry Medical Key Takeaways Acquisitionof SMA by Tecometfor $7.50/ share and separation of Symmetry Surgical, Inc. as an independent public company • Expected close 4Q14 The Strategic Benefit • Tax efficient sale of Symmetry Medical / OEM Solutions and separation of Symmetry Surgical allows shareholders to capture a premium value for OEM Solutions business and liquidity while retaining upside in Symmetry Surgical • As an independent company, Symmetry Surgical will be able to pursue a broader surgical instrument market with fewer limitations to optimize its capabilities • Symmetry Surgical will receive greater management attention to drive improved performance without the distraction of the more complex OEM Solutions business Customers benefit with a more capable OEM Solutions serving the Orthopedics, Aerospace, and other Medical Device markets Creation of Symmetry Surgical, Inc. • Uniquely attentive across the breadth of the $5 billion surgical instrument market with a distinct clinical and health economic focus without the distraction of implant or other more regulatory demanding, higher margin, product lines • An acquirer and integrator to drive growth SMAMerger with Tecomet Shareholder Value Page 35

Farm Design, Inc. Prepared for Symmetry Medical 2Q ‘14 Investor Presentation and Proposed Acquisition of Symmetry Medical OEM Solutions and Creation of a Standalone Symmetry Surgical Updated September 5, 2014